SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2008

SPICY PICKLE FRANCHISING, INC.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-53000 (Commission File Number)	38-3750924 (IRS Employer Identification No.)

90 Madison Street, Suite 700, Denver, Colorado 80206
 (Address of principal executive offices)          (Zip Code)

(303) 297-1902
Registrant’s telephone number, including area code

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

The registrant is furnishing a Corporate Fact Sheet – July 2008 that has been prepared for publication on the registrant’s website and will be made in available both in print and electronic format to interested parties beginning July 11, 2008.

The information contained in this report, including Exhibit 99.1, is “furnished” pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, unless this report is specifically incorporated by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Cautionary Statements

When used in the Corporate Fact Sheet, the words “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “intend,” and similar expressions are intended to identify forward-looking statements regarding events, conditions, and financial trends that may affect the registrant’s future plans of operations, business strategy, operating results, and financial position. Persons reviewing this Corporate Fact Sheet are cautioned that any forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties and that actual results may differ materially from those included within the forward-looking statements as a result of various factors. Such factors are discussed in the registrant’s reports filed with the SEC and also include general economic factors and conditions that may directly or indirectly impact the registrant’s financial condition or results of operations.

Any information provided in this filing is qualified in its entirety by the registrant’s filings with the SEC and any subsequent filing updates, changes or adjustments.  Information is current as of the date presented, but as events change, the information herein may become out of date.  Readers are encouraged to read the registrant’s filings with the SEC to review the more complete discussions of the risks outlined above.  The registrant expressly disclaims any obligation to update the document contained in Exhibit 99.1 of this Report.  The inclusion of any data or statements in that document does not signify that the information is considered material.

Item 9.01              Financial Statements and Exhibits

Regulation S-K Number	Document

99.1	Corporate Fact Sheet – July 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPICY PICKLE FRANCHISING, INC.
July 10, 2008	By: /s/ Arnold Tinter Arnold Tinter Chief Financial Officer

EXHIBIT INDEX

Regulation S-K Number	Document

99.1	Corporate Fact Sheet – July 2008